SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 5 — SUBSEQUENT EVENTS

The Company consummated its initial public offering (“IPO”) on October 10, 2025, in which the Company issued 1,250,000 American Depositary Shares (“ADSs”) at a price of $4.00 per ADS, resulting in gross proceeds of approximately JPY739.9 million ($5.0 million) and net proceeds of approximately JPY691.2 million ($4.7 million) after deducting the underwriting discount of approximately JPY48.7 million ($0.3 million).

The Company evaluated all events and transactions from September 30, 2025 through December 18, 2025, which is the date that these unaudited interim condensed consolidated financial statements are available to be issued. Other than the events disclosed above, no other subsequent events have occurred that would require recognition or disclosure in the Company’s unaudited interim condensed consolidated financial statements.